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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 22, 2006


                            MIRACOR DIAGNOSTICS, INC.
             (Exact name of registrant as specified in its charter)


                Utah                       0-12365             58-1475517
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     (State or other jurisdiction        (Commission         (IRS Employer
             of formation                File Number)      Identification No.)

     9191 Towne Centre Drive, Suite 400, San Diego, CA            92122
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        (Address of principal executive offices)                (Zip Code)

        Registrant's telephone number, including area code (858) 455-7127


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                                    FORM 8-K
                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                          of the Securities Act of 1934

Item 5.02  Departure of Principal Officer
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Effective August 22, 2006, Ms. Ann Wadsworth resigned as our Chief Accounting
Officer and from employment at our Company. We have not appointed a replacement for Ms. Wadsworth at this time.

Item 9.01  Financial Statements and Exhibits
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(c) Exhibits.

99.1     Resignation Letter.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant's behalf.

MIRACOR DIAGNOSTICS, INC.


By:  /s/ Ross S. Seibert
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     Ross S. Seibert, Chief Executive Officer

Dated:  August 22, 2006